United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2017

sustainable petroleum group inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2316 Pine Ridge Road, 383 Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	239-316-4593

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Petroleum Group Inc.	Page 2

Information to be included in report

Item 1.01 Entry into a Material Definitive Agreement

Deposit Agreement

Pursuant to the terms and conditions of a deposit agreement dated June 23, 2017 SPGX acquired a lease deposit for the office building located at Falkenstrasse 28, Zurich, Switzerland, 8008. As consideration for the lease deposit, SPGX issued 400,000 restricted shares of common stock in the capital of SPGX to Mr. Greising for a purchase price of $600,000. In addition, SP Group AG, the owner of the office building, granted SPGX a sub-lease for an office in the building rent-free for a term of 10 years commencing on July 1, 2017 to be completed and terminated on June 30, 2027. See Exhibit 10.3 - Deposit Agreement for more details.

Share Purchase Agreement

Pursuant to the terms and conditions of a share purchase agreement dated July 6, 2017 between Sustainable Petroleum Group Inc. and Christopher Grunder SPGX purchased 2,000 shares in the capital of SP Group (Europe) AG. These shares represent a 20% interest in SP Group (Europe) AG. As consideration for the purchased shares, SPGX issued 6,000 restricted shares of common stock in the capital of SPGX to the seller for a purchase price of $21,000. See Exhibit 10.4 - Share Purchase Agreement for more details.

Dividend Agreement

As a condition precedent to the Share Purchase Agreement, SPGX required SP Group (Europe) AG and its majority shareholder and SPGX to enter into an agreement that will require SP Group (Europe) AG to declare an annual dividend to be paid to all of its shareholders. Pursuant to the terms and conditions of the dividend agreement dated July 10, 2017 among Christopher Grunder, Sustainable Petroleum Group Inc, and SP Group (Europe) AG, SPGX will entitled to 20% of the annual dividend declared, which will be equal to 100% of the net profits of SP Group (Europe) AG in that fiscal year. See Exhibit 10.5 - Dividend Agreement for more details.

Item 3.02 Unregistered Sales of Equity Securities

March 13, 2017 – Acquisition of Mineral Claims

On March 13, 2017, the board of directors authorized the issuance of 1,250,000 restricted shares of common stock as consideration for the acquisition of 13 mineral claims valued at CDN$5,000,000. See Exhibit 10.2 - Property Purchase Agreement for more details. SPGX relied upon Section 4(2) of the Securities Act of 1933 to issue the restricted shares in a private transaction. The share certificate representing the shares has been legended with the applicable trading restrictions.

April 2017 - $3.00 Private Placement Offering

On April 6, 2017 the board of directors authorized the issuance of 13,332 restricted shares of common stock at an offering price of $3.00 per restricted share. SPGX raised $39,996 in cash in this offering, and issued an aggregate 13,332 restricted shares of common stock to two non-US subscribers outside the United States.

SPGX set the value of the restricted shares arbitrarily without reference to its assets, book value, revenues or other established criteria of value. All the restricted shares issued in this offering were issued for investment purposes in a “private transaction”.

For the two non-US subscribers outside the United States in this one closing, SPGX relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that SPGX complied with the requirements of the exemption from the registration and prospectus delivery of the Securities Act of 1933. The offerings were not public offerings and were not accompanied by any general advertisement or any general solicitation. SPGX received from each of the two subscribers a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the resale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares were issued bearing a legend with the applicable trading restrictions.

June 23, 2017 – Acquisition of Lease Deposit

On June 23, 2017, the board of directors authorized the issuance of 400,000 restricted shares of common stock as consideration for the acquisition of a lease deposit for office space valued at $600,000. See Exhibit 10.3 - Deposit Agreement for more details. SPGX relied upon Section 4(2) of the Securities Act of 1933 to issue the restricted shares in a private transaction. The share certificate representing the shares has been legended with the applicable trading restrictions.

Form 8-K	Sustainable Petroleum Group Inc.	Page 3

July 2017 - $3.50 Private Placement Offering

On July 3, 2017 the board of directors authorized the issuance of 28,128 restricted shares of common stock at an offering price of $3.50 per restricted share. SPGX raised $108,949 in cash in this offering, and issued an aggregate 28,128 restricted shares of common stock to four non-US subscribers outside the United States.

Also on July 6, 2017, the board of directors authorized the issuance of, as part of this same offering, 6,000 restricted shares of common stock as payment of $21,000 for shares in SP Group (Europe) AG. See Exhibit 10.4 - Share purchase Agreement for more details.

Also on July 6, 2017, the board of directors authorized the issuance of, as part of this same offering, 10,000 restricted shares of common stock as settlement of $35,000 of debt owed to a creditor of the company, who had previously provided services to SPGX.

SPGX set the value of the restricted shares arbitrarily without reference to its assets, book value, revenues or other established criteria of value. All the restricted shares issued in this offering were issued for investment purposes in a “private transaction”.

For each of these closings, SPGX relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that SPGX complied with the requirements of the exemption from the registration and prospectus delivery of the Securities Act of 1933. The offerings were not public offerings and were not accompanied by any general advertisement or any general solicitation. SPGX received from each of the four subscribers a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the resale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares were issued bearing a legend with the applicable trading restrictions.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 is incorporated herein by reference.

Form 8-K	Sustainable Petroleum Group Inc.	Page 4

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description
10.2

Property Purchase Agreement dated March 13, 2017 between Sustainable Petroleum Group Inc. and Workplan Holding Inc., filed as an exhibit to SPGX’s Form 8-K (Current Report) filed on March 17, 2017, and incorporated herein by reference.

Filed

10.3	Deposit Agreement dated June 23, 2017 among SP Group AG, Daniel Greising, and Sustainable Petroleum Group Inc.	Included

10.4	Share Purchase Agreement dated July 6, 2017 between Sustainable Petroleum Group Inc. and Christopher Grunder.	Included

10.5	Dividend Agreement dated July 10, 2017 among Christopher Grunder, Sustainable Petroleum Group Inc, and SP Group (Europe) AG.	Included

Form 8-K	Sustainable Petroleum Group Inc.	Page 5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Petroleum Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable petroleum group inc.

Dated: July 10, 2017	By:	/s/ Christian Winzenried
Christian Winzenried – President & CEO